Exhibit 99.1

FIRST AMENDMENT TO LEASE

(Highlands Plaza II)

THIS FIRST AMENDMENT TO LEASE (“First Amendment”) is made and entered into as of the 18th day of March, 2010, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership (“Landlord”), and BANK OF INTERNET USA, a federal savings bank (“Tenant”).

RECITALS

A. Landlord’s predecessor-in-interest, DL San Diego LP, a Delaware limited partnership, and Tenant entered into that certain Office Space Lease dated as of April 14, 2005 (the “Lease”), whereby Tenant leases certain office space located in that certain building located and addressed at 12777 High Bluff Drive, San Diego, California 92130 (the “Building”).

B. By this First Amendment, Landlord and Tenant desire that Tenant lease additional space within the Building and to otherwise modify the Lease as provided herein.

C. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Existing Premises. Landlord and Tenant hereby acknowledge that Tenant currently leases from Landlord that certain office space in the Building containing 12,364 rentable square feet located on the first (1st) floor of the Building and known as Suite 100 (the “Existing Premises”).

2. Expansion Space. That certain space located on the second (2nd) floor of the Building known as Suite 205 as outlined on the floor plan attached hereto as Exhibit “A” shall be referred to herein as the “Expansion Space.” Landlord and Tenant hereby stipulate that the Expansion Space contains 5,507 rentable square feet. Tenant shall commence to pay charges pursuant to the Lease, as hereby amended, effective as of the date which is the earlier to occur of (a) the date Tenant commences business operations in the Expansion Space, or (b) the date of “Substantial Completion” of the “Tenant Improvements” (as those terms are defined in the Tenant Work Letter attached hereto as Exhibit “B”) in the Expansion Space (“Expansion Commencement Date”). The addition of the Expansion Space to the Existing Premises shall, effective as of the Expansion Commencement Date, increase the number of rentable square feet leased by Tenant in the Building to a total of 17,871 rentable square feet. The Expansion Commencement Date is anticipated to be June 1, 2010. If Landlord does not deliver possession of the Expansion Space to Tenant on or before the anticipated Expansion Commencement Date, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this First Amendment nor the obligations of Tenant under the Lease as modified by this First Amendment. Effective as of the Expansion Commencement Date, all references to the “Premises It shall mean and refer to the Existing Premises as expanded by the Expansion Space.

3. Expansion Space Term. The Term for Tenant’s lease of the Expansion Space (“Expansion Space Term) shall commence on the Expansion Commencement Date and shall expire coterminous with Tenant’s lease of the Existing Premises on October 31, 2012 (the “Expiration Date”). Any contrary provision of the Lease notwithstanding, Tenant shall have no unilateral right to extend the Expansion Space Term beyond the Expiration Date.

4. Monthly Rental for the Expansion Space. Notwithstanding anything to the contrary in the Lease, during the Expansion Space Term, Tenant shall pay, in accordance with the applicable provisions of the Lease and this Section 4, monthly installments of Monthly Rental for the Expansion Space as follows:

Lease Period	Monthly Rental	Monthly Rental per Rentable Square Foot
Expansion Commencement Date - June 30, 2010	$12,390.75	$2.25
July 1,2010 - June 30, 2011	$12,776.24	$2.32
July 1,2011 - June 30, 2012	$13,161.73	$2.39
July 1,2012 - October 31,2012	$13,547.22	$2.46

5. Tenant’s Proportionate Share and Base Year. Notwithstanding anything to the contrary in the Lease, during the Expansion Space Term, (i) Tenant’s Proportionate Share for the Expansion Space only shall be 3.95%; and (ii) the Base Year for the Expansion Space shall be the calendar year 2005.

6. Improvements to the Expansion Space. Promptly after full execution and delivery of this First Amendment, Landlord shall, at Landlord’s sole cost and expense, perform certain improvements in the Expansion Space pursuant to the Tenant Work Letter attached hereto as Exhibit “B,” using readily available Building-standard materials. Except as specifically set forth in this Section 6, Tenant hereby agrees to accept the Expansion Space in its “as-is” condition and Tenant hereby acknowledges that Landlord shall not be obligated to provide or pay for any other work or services related to the improvement of the Expansion Space. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Expansion Space.

7. Security Deposit. Tenant has previously deposited with Landlord Thirty Thousand Four Hundred Fifteen and 44/100 Dollars ($30,415.44) as a Security Deposit under the Lease. Concurrently with Tenant’s execution of this First Amendment, Tenant shall deposit with Landlord an additional Thirteen Thousand Five Hundred Forty-Seven and 22/100 Dollars ($13,547.22), for a total Security Deposit under the Lease, as amended herein, of Forty-Three Thousand Nine Hundred Sixty-Two and 66/100 Dollars ($43,962.66). Landlord shall continue to hold the Security Deposit, as increased herein, in accordance with the terms and conditions of Section 11 of the Lease.

8. Parking. Effective as of the Expansion Commencement Date and continuing throughout the Expansion Space Term, Tenant shall rent from Landlord an additional twenty-two (22) unreserved parking passes for use in the Building’s parking facility. Tenant’s rental and use of such additional parking passes shall be in accordance with, and subject to, all provisions of Section 13 of the Lease including, without limitation, payment of the monthly parking rate charged from time to time.

9. Brokers. Each party represents and warrants to the other that no broker, agent or finder, other than Brunson Howard of Cushman & Wakefield on behalf of Landlord (the “Broker”), negotiated or was instrumental in negotiating or consummating this First Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any entity, other than the Broker, who claims or alleges that they were retained or engaged by or at the request of such party in connection with this First Amendment.

10. Defaults. Tenant hereby represents and warrants to Landlord that, as of the date of this First Amendment, Tenant is in fun compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.

11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), FOR DAMAGES FOR ANY BREACH UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT), OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY UNDER THE LEASE (AS AMENDED BY THIS FIRST AMENDMENT).

12. No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply during the Expansion Space Term and shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the “Lease” shall refer to the Lease as amended by this First Amendment.

(Signatures appear on the following page)

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

“LANDLORD”

ARDEN REALTY LIMITED PARTNERSHIP,
a Maryland limited partnership

	By:	ARDEN REALTY, INC.,
a Maryland corporation
Its: Sole General Partner

	By:	/s/ Joaquin de Monet
Its: Joaquin de Monet
President & CEO

“TENANT”

BANK OF INTERNET USA,
a federal savings bank

	By:	/s/ Gregory Garrabrants
	Print Name:	Gregory Garrabrants
	Title:	CEO

By:
Print Name:
Title:

ACKNOWLEDGMENT OF GUARANTOR

The undersigned, Guarantor under that certain Guaranty of Lease dated April 14, 2005 (the “Guaranty”) hereby consents to the foregoing First Amendment and further acknowledges that the Guaranty remains in full force and effect with regard to the Lease, as amended by the foregoing First Amendment.

Dated: 05/01 , 2010.

Guarantor:

BOFI HOLDING, INC.,
a Delaware corporation

By:	/s/ Gregory Garrabrants
Its:	CEO

EXHIBIT A – OUTLINE OF EXPANSION SPACE

[Exhibit A: Floor Plans diagram]

Exhibit A-1

EXHIBIT B – WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Expansion Space. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Expansion Space, in sequence, as such issues will arise.

1. CONSTRUCTION DRAWINGS FOR THE EXPANSION SPACE

Landlord shall construct the improvements in the Expansion Space (the “Improvements”) pursuant to that certain Space Plan prepared by Roberts & Bennett attached hereto as Schedule 1 (collectively, the “Plans”). Unless specifically noted to the contrary on the Plans, the Improvements shall be constructed using Project-standard quantities, specifications and materials as determined by Landlord. If determined by Landlord to be necessary based upon the Plans, Landlord shall cause the Architect to prepare detailed plans and specifications for the Improvements (“Working Drawings”). Landlord shall then forward the Working Drawings to Tenant for Tenant’s approval. Tenant shall approve or reasonably disapprove any draft of the Working Drawings within three (3) business days after Tenant’s receipt thereof; provided, however, that (i) Tenant shall not be entitled to disapprove any portion, component or aspect of the Working Drawings which are consistent with the Plans unless Tenant agrees to pay for the additional cost resulting from such change in the Plans as part of the Over-Allowance Amount pursuant to Section 2 below, and (ii) any disapproval of the Working Drawings by Tenant shall be accompanied by a detailed written explanation of the reasons for Tenant’s disapproval. Failure of Tenant to reasonably disapprove any draft of the Working Drawings within said three (3) business day period shall be deemed to constitute Tenant’s approval thereof. The Working Drawings, as approved by Landlord and Tenant, may be referred to herein as the “Approved Working Drawings.” Tenant shall make no changes or modifications to the Plans or the Approved Working Drawings without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion if such change or modification would directly or indirectly delay the “Substantial Completion,” as that term is defined in Section SA of this Tenant Work Letter, of the Improvements in the Expansion Space or increase the cost of designing or constructing the Improvements.

2. OVER-ALLOWANCE AMOUNT

In the event any revisions, changes, or substitutions are made with Tenant’s consent to the Plans or the Approved Working Drawings or the Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be considered to be an “Over-Allowance Amount. The Over-Allowance Amount shall be paid by Tenant to Landlord, as Additional Rent, within ten (10) days after Tenant’s receipt of invoice therefor. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any portion of Landlord’s contribution to the construction of the Improvements.

3. RETENTION OF CONTRACTOR; WARRANTIES AND GUARANTIES

Landlord hereby assigns to Tenant, on a non-exclusive basis, to the extent assignable, all warranties and guaranties by the contractor who constructs the Improvements (the “Contractor”) relating to the Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Improvements. The Contractor shall be designated and retained by Landlord to construct the Improvements.

4. TENANT’S COVENANTS

Tenant shall, at no cost to Tenant, cooperate with Landlord and the space planner or architect retained by Landlord (“Architect”) to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with Section 3093 of the Civil Code of the State of California or any successor statute upon completion of construction of the Improvements or any successor statute upon completion of construction of the Improvements.

5. COMPLETION OF THE IMPROVEMENTS

A. Substantial Completion. For purposes of this Lease, “Substantial Completion” of the Improvements in the Expansion Space shall occur upon the completion of construction of the Improvements in the Expansion Space pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

Exhibit B-1

B. Delay of the Substantial Completion of the Expansion Space. Except as provided in this Section 5B, the Commencement Date shall occur as set forth in the Lease. If there shall be a delay or there are delays in the Substantial Completion of the Improvements in the Expansion Space as a result of the following (collectively, “Tenant Delays”):

(a) Tenant’s failure to timely approve any matter requiring Tenant’s approval;

(b) A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

(c) Tenant’s written request for changes in the Plans, Working Drawings or Approved Working Drawings;

(d) Changes in any of the Plans, Working Drawings or Approved Working Drawings because the same do not comply with applicable laws;

(e) Tenant’s requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Improvements in the Expansion Space, or which are different from, or not included in, Landlord’s standard improvement package items for the Project;

(f) Changes to the base, shell and core work of the Project required by the Approved Working Drawings or any changes thereto; or

(g) Any other acts or omissions of Tenant, or its agents, contractors, representatives, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Improvements in the Expansion Space, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred; provided however, each day of Tenant Delay, if any, shall be calculated from the date of Landlord’s delivery of written notice to Tenant of the occurrence of a Tenant Delay (a “Delay Notice”), which Delay Notice shall specify in reasonable detail the nature of such Tenant Delay.

6. MISCELLANEOUS

A. Tenant’s Representative. Tenant has designated Mike Berengolts as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

B. Landlord’s Representative. Prior to commencement of construction of the Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

C. Time of the Essence. Time is of the essence with respect to Tenant’s obligations under this Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days.

Exhibit B-2

SCHEDULE 1 – Space Plan

[Exhibits B-3 to B-9: Floor Plans diagrams]